EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Patriot Bank Corp. (the "Company") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and change Commission on the date hereof (the "Report"), I, Richard A. Elko, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all in material respects, the financial condition and result of operations of the Company.

/s/ RICHARD A. ELKO
-----------------------
Richard A. Elko
Chief Executive Officer
October 13, 2002


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Patriot Bank Corp. (the "Company") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and change Commission on the date hereof (the "Report"), I, James G. Blume, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all in material respects, the financial condition and result of operations of the Company.

/s/ JAMES G. BLUME
-----------------------
James G. Blume
Chief Financial Officer
October 13, 2002

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